Exhibit 10.57


                   INTERFERON SCIENCES, INC. STOCK BONUS PLAN


         1. Purpose. The purpose of this Stock Bonus Plan (the "Plan") is to provide additional incentive and reward to key management employees who contribute materially to the success and growth of Interferon Sciences, Inc. (the "Company") by their creativity, ability, industry, loyalty, or exceptional service, by affording them a means of participating in that success and growth.

         2. Administration. This Plan shall be administered by the Company's Board of Directors (the "Board") which shall make such determinations and take such action in connection with the Plan as it deems necessary. Such determinations and actions shall be binding and conclusive for all purposes and upon all persons.

         3. Key Executives. The Board shall possess the exclusive right to name those key management employees who will participate in this Plan, each of whom shall be designated as a "Key Executive" for purposes of this Plan. No Key Executive or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in this Plan or any bonus hereunder, unless and until there has been compliance with all of the terms and conditions of this Plan that affect the Key Executive.

         4. Bonus Shares. Bonus awards shall be made in the form of shares ("Bonus Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company. The Board shall have the sole discretion to determine the number of Bonus Shares to be awarded under this Plan to any Key Executive. Recommendations for bonus awards shall be made to the Board by the Company's Chief Executive Officer, under such procedures as may from time to time be prescribed by the Board. Bonus Shares may be issued on the date of grant of the bonus award, or may be issuable on one or more dates subsequent to the date of grant of the bonus award upon the satisfaction of such conditions as may be imposed by the Board at the time of grant.

         5. Bonus Share Agreement. If all of the Bonus Shares covered by a bonus award are not issued on the date of grant of the bonus award, it shall be a condition precedent to the award and transfer of any Bonus Shares to a Key Executive under this Plan that the Key Executive enter into a Bonus Share
Agreement with the Company, in the form attached hereto as Exhibit A or such other form as the Board may require.

         6. Common Stock Available for Bonuses. The Bonus Shares awarded under this Plan may be unissued shares or treasury shares. Bonus Shares awarded pursuant to this Plan shall be validly issued, fully paid, and nonassessable. The aggregate number of Bonus Shares shall not exceed 250,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, and similar events).

         7. Nontransferability. The right and interest of any Key Executive to any bonus award made under this Plan shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.

         8. Withholding. The Key Executive shall provide for the satisfaction of all federal, state, and local tax withholding requirements as a condition to the payment of any Bonus Shares under this Plan.

         9. Fringe Benefits. By acceptance of any Bonus Shares under this Plan, each Key Executive agrees that such Bonus Shares represent special incentive compensation and that such Bonus Shares shall not be treated as salary or other compensation for the purpose of the calculation of retirement benefits, life insurance, or other fringe benefits provided by the Company.

       10.   Expenses.   All   expenses  and  costs  in   connection   with  the
administration of this Plan shall be borne by the Company and no part shall be charged to the Key Executives.

       11. Amendment, Suspension, Termination. The Board may discontinue or terminate this Plan in whole or in part at any time or may from time to time change or amend the Plan in such respects as the Board may deem advisable, in its sole discretion; provided that no such action shall affect Bonus Shares previously awarded under this Plan.

       12. Plan and Award Not to Affect Employment. Neither this Plan nor any Bonus Shares awarded hereunder shall confer upon any Key Executive any right to continue in the employ of the Company and the right and power of the Company to dismiss or discharge any Key Executive is specifically reserved.


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       13.  Notices.  Any  notice  required  or  permitted  hereunder  shall  be sufficiently given only if sent by registered or certified mail, postage prepaid, addressed to the Company at its principal corporate offices or to the Key Executive at the home address of record on file with the Company on the date any Bonus Stock award is made hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

       14. Successors. The Plan shall be binding upon and inure to the benefit of any successors or assigns of the Company.

       15. Severability. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate, or nullify the remaining provisions of this Plan which shall continue in full force and effect, as if the invalid or void provision had not been included in this Plan.

       16. Additional Terms. The Board may impose such additional terms and conditions, including, without limitation, vesting restrictions, upon the award of Bonus Shares under this Plan as the Board may determine, in its sole discretion, at the time it authorizes such awards.

       17. Governing Law. This Plan shall be governed by the laws of the State of New Jersey, without giving effect to conflicts of laws.

       18. Effective Date. This Plan shall be effective as of October 1, 1997.






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                                                                     Exhibit A

                 INTERFERON SCIENCES, INC. BONUS SHARE AGREEMENT

         Agreement, dated as of _______, ___, between Interferon Sciences, Inc., a Delaware corporation (the "Company"), and __________ (the "Employee").

                                                W I T N E S S E T H:

         WHEREAS, the Company maintains the Interferon Sciences, Inc. Stock Bonus Plan (the "Plan") under which the Board of Directors of the Company (the "Board") may award shares ("Bonus Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company to such key management executives as the Board may determine, subject to the such terms, conditions, or restrictions as the Board may deem appropriate, in its sole discretion, thereby allowing the Employee to acquire a proprietary interest in the Company in order that the Employee will have a further incentive for remaining with and increasing his efforts on behalf of the Company; and

         WHEREAS, pursuant to the Plan and conditioned upon the execution by the Company and the Employee of this Agreement, the Board has authorized the granting to the Employee of a Bonus Share award (the "Award");

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Company hereby awards to the Employee, as a separate incentive in connection with his employment and in consideration of the covenants of the Employee contained in the Employment Agreement between the Company and the Employee of even date herewith and not in lieu of any salary or other compensation for his services, an Award covering the number of Bonus Shares set forth on Appendix A hereto, subject to the terms and conditions set forth in this Agreement.

         2. The Bonus Shares covered by the Award shall be issuable in the installments and on the dates set forth on Appendix A hereto, provided that the Employee is employed by the Company on such dates. If the Employee's employment with the Company terminates for any reason, any Bonus Shares that were issuable on a date on or after the date of such termination shall not be issued.

         3. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, or
(iii) combine the outstanding Common Stock into a smaller number of shares, then, in each case, the number of Bonus Shares issuable on any date after the record date for such dividend or the effective date of such subdivision or combination shall be proportionately adjusted so that the Employee shall receive the aggregate number and kind of shares which, if such Bonus Shares had been issued immediately prior to such time, he would have owned and been entitled to receive by virtue of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company. If any fraction of a share would be issuable pursuant to this Agreement, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price (as hereinafter defined) of such share of Common Stock or other capital stock of the Company on the date of issuance of the such shares.

         (c) The "Current Market Price" per share of stock on any date shall be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market or Small Cap System if such system is then generally reporting last sale prices) on which such stock is listed or admitted to trading or, if such stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for such stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date such stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of stock on such date, as determined in good faith by the Board, whose determination shall be conclusive absent manifest error, shall be used.


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         4. (a) In case of any consolidation  with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall execute with the Employee an agreement providing that the Employer shall have the right thereafter to receive, in lieu of the number of Bonus Shares which he was entitled to receive
on  any  date  subsequent  to  such  consolidation,   merger,  sale,  lease,  or
conveyance, and subject to equivalent terms and conditions as those set forth in this Agreement (including without limitation that the Employee is employed by such successor, leasing, or purchasing corporation on such date), solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of such number of Bonus Shares immediately prior to such consolidation, merger, sale, lease, or conveyance. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 3.

         (b) In case of any reclassification or change of the shares of Common Stock issuable under this Agreement (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Employee shall have the right thereafter to receive, in lieu of the number of Bonus Shares which he was entitled to receive on any date subsequent to such reclassification, change, consolidation, or merger, and subject to the terms and conditions set forth in this Agreement, solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of such number of Bonus Shares immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 3.

         (c) The above provisions of this Section 4 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         5. In its discretion, the Company may require the Employee receiving Bonus Shares to reimburse the Company for any taxes required to be withheld by the Company and may withhold any issuance of Bonus Shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amount due or to become due from the Company to the Employee an amount equal to such taxes as required to be withheld by the Company to reimburse the Company for any such taxes or to reduce the number of Bonus Shares issued to the Employee in order to reimburse the Company for any such taxes.

         6. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, postage prepaid, addressed to the Company at its principal corporate offices or to the Employee at the home address of record on file with the Company on the date hereof, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

         7. Nothing herein contained shall affect the Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, or other employee welfare plan or program of the Company or any affiliate.

         8. Except as otherwise herein provided, the Award herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process.

         9. Subject to the limitation on the transferability contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties hereto.

         10. The Board shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation, and application of this Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon Employee, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made with respect to this Agreement.



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         11. This Agreement shall be subject to the terms of the Plan, as it may be amended from time to time, which Plan is incorporated herein by this reference, except that the Bonus Shares covered by the Award subject to this Agreement may not in any way be restricted or limited by any Plan amendment or termination adopted or authorized after the date of such Award hereunder without the Employee's written consent.

         12. If any provision of this Agreement shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate, or nullify the remaining provisions of this Agreement which shall continue in full force and effect, as if the invalid or void provision had not been included in this Agreement.

         13. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to conflicts of laws.

         14. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute but one and the same instrument.

         15. This Agreement contains the entire understanding of the parties and may be amended or modified only by a written instrument executed by both the Company and the Employee.

         IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, the day and year first above written.


                                     INTERFERON SCIENCES, INC.


                                     By:______________________________
                                     Title:_____________________________

                                     ---------------------------------
                                     Employee's Signature
                                     Print Name:_______________________
                                     Social Security Number:_____________



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                                   Appendix A



         Issue Date                         Number of Bonus Shares






                                                     --------

























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